Borrowings	6 Months Ended
Jul. 02, 2023
Debt Disclosure [Abstract]
Borrowings	Borrowings
The components of the Company’s debt as of July 2, 2023 and January 1, 2023 were as follows:

(Dollars in Millions)	July 2, 2023	January 1, 2023
Senior Notes
5.50% Senior Notes due 2025	$750	$—
5.35% Senior Notes due 2026	750	—
5.05% Senior Notes due 2028	1,000	—
5.00% Senior Notes due 2030	1,000	—
4.90% Senior Notes due 2033	1,250	—
5.10% Senior Notes due 2043	750	—
5.05% Senior Notes due 2053	1,500	—
5.20% Senior Notes due 2063	750	—
Other	6	—
Discounts and debt issuance costs	(72)	—
Total long-term debt	$7,684	$—

Commercial paper	754	—
Discounts and debt issuance costs	(2)	—
Total loans and notes payable	752	—

Total debt	$8,436	$—
Senior Notes
On March 22, 2023, the Company issued eight series of senior unsecured notes (the “Senior Notes”) in an aggregate principal amount of $7.75 billion in a private placement. The net proceeds to the Company from the Senior Notes were approximately $7.7 billion after deductions of discounts and issuance costs of $75 million. Upon release from escrow, these funds were loaned to J&J through a facility agreement (the “Facility Agreement”) dated April 5, 2023. See “—Facility Agreement” below for additional details.
The unamortized debt issuance costs related to the Senior Notes at July 2, 2023 were approximately $72 million. Amortization of debt issuance costs related to the Senior Notes for both of the fiscal three and six months ended July 2, 2023 was $3 million. The weighted average effective interest rate of the Company’s long-term debt as of July 2, 2023 was 5.1%.
The interest payments are due on March 22 and September 22 of each year, commencing on September 22, 2023.
The Senior Notes were initially fully and unconditionally guaranteed on a senior unsecured basis by the Parent. Such guarantees of the Senior Notes were automatically and unconditionally terminated upon the completion of the Consumer Health Business Transfer and the occurrence of the initial registration of the Company’s equity securities. In connection with the issuance of the Senior Notes, the Company entered into a registration rights agreement with the initial purchasers, pursuant to which the Company is obligated to use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement with respect to an offer to exchange each series of Senior Notes for registered notes with terms that are substantially identical in all material respects to the notes of such series. The Company may redeem the notes of a series of Senior Notes at its option, in whole or in part, at any time and from time to time by paying a “make whole” premium, plus accrued and unpaid interest to, but excluding, the applicable redemption date. On and after the applicable par call date (between zero and six months prior to maturity, based on the series), the Company may redeem the notes of a series of Senior Notes in whole or in part, at a redemption price equal to 100% of the principal amount of the notes of such series being redeemed plus accrued and unpaid interest thereon to, but excluding, the applicable redemption date.
The Company’s Senior Notes are governed by an indenture and supplemental indenture between the Company and a trustee (collectively, the “indenture”). The indenture contains certain covenants, including limitations on the Company and certain of its subsidiaries’ ability to incur liens or engage in sale leaseback transactions. The indenture also contains restrictions on the Company’s ability to consolidate, merge or sell substantially all of its assets. In addition, the indenture contains other customary terms, including certain events of default, upon the occurrence of which, the Senior Notes may be declared immediately due and payable.
Facility Agreement
On April 5, 2023, the Company and J&J entered into the Facility Agreement, allowing the Company to lend the proceeds from the issuance of debt (including commercial paper) in an aggregate amount of $8.9 billion to J&J. Interest on loans made from the Facility Agreement was charged at an interest rate equal to the Secured Overnight Financing Rate (“SOFR”) less an adjusted margin of 15 basis points, with a floor of 0% (a weighted average interest rate of 4.7%) to be paid monthly in arrears. The Company recognized interest income of $33 million for both of the fiscal three and six months ended July 2, 2023 in relation to the Facility Agreement.
Upon completion of the Kenvue IPO on May 8, 2023, the Facility Agreement was terminated and the balance of the loans, and all accrued interest, were repaid by J&J, for a total cash inflow of $9.0 billion. The Company remitted this cash back to J&J as a distribution back to J&J in connection with the Separation. The cash flows for the lending, and repayment, of the principal balance of the Facility Agreement are presented within cash flows from investing activities within the Statement of Cash Flows. Cash inflows from the interest earned on the Facility Agreement are presented within Interest expense, net on the Company’s Condensed Consolidated Statements of Operations and are presented as cash inflows from operations within the Statement of Cash Flows.
Revolving Credit Facility
On March 6, 2023, the Company entered into a credit agreement providing for a five-year senior unsecured revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of $4.0 billion to be made available in U.S. dollars and Euros. Interest is payable on the loans under the Revolving Credit Facility at (1) in the case of borrowings denominated in U.S. dollars, adjusted Term Secured Overnight Financing Rate (“Term SOFR”) (or, at the Company’s option, the adjusted base rate), (2) in the case of borrowings denominated in Euros, adjusted Euro Interbank Offered Rate (“EURIBOR”) and (3) in the case of swingline borrowings, the daily simple Euro Short-Term Rate (“ESTR”), plus, in each case, a margin determined pursuant to a pricing grid based on the Company’s credit ratings. The Revolving Credit Facility fees and letter of credit fees are determined based upon the same grid. Interest payments are due (1) in the case of Term SOFR or EURIBOR borrowings, on the last day of each interest period applicable to the borrowing (or, in the case of any borrowing with an interest period of more than three months’ duration, every three months), (2) in the case of an adjusted base rate borrowing, on the last day of each March, June, September, and December and (3) in the case of swingline borrowings, on the fifth business day after the borrowing. In connection with entering the Revolving Credit Facility, the Company paid an immaterial amount of debt issuance costs. These costs related to securing the Revolving Credit Facility are presented within Prepaid expenses and other receivables on the Condensed Consolidated Balance Sheets.
The Revolving Credit Facility contains representations and warranties, covenants and events of default that are customary for this type of financing, including covenants restricting the incurrence of liens and the entry into certain merger transactions.
The Parent initially unconditionally guaranteed all of the obligations of the borrowers under the Revolving Credit Facility on an unsecured basis. Such guarantees of the Revolving Credit Facility were automatically terminated upon the completion of the Consumer Health Business Transfer and the occurrence of the initial registration of the Company’s equity securities. Kenvue will unconditionally guarantee all of the obligations of the borrowers (other than itself) under the Revolving Credit Facility on an unsecured basis.
As of July 2, 2023, the Company had no outstanding balances under its Revolving Credit Facility.
Commercial Paper Program
On March 3, 2023, the Company entered into a commercial paper program (the “Commercial Paper Program”). The Company’s Board of Directors has authorized the issuance of up to $4.0 billion in aggregate principal amount of commercial paper under the Commercial Paper Program. Any such issuance will mature within 364 days from date of issue. The Commercial Paper Program contains representations and warranties, covenants and default that are customary for this type of financing. The commercial paper notes issued under the Commercial Paper Program are unsecured notes ranking at least pari passu with all of the Company’s other senior unsecured indebtedness.
Prior to the Kenvue IPO, the Company issued $1.25 billion under its Commercial Paper Program which, collectively with the Senior Notes, are referred to as the “Debt Financing Transactions”. In aggregate, inclusive of amounts issued as a part of the Debt Financing Transactions, the Company issued $2.3 billion of commercial paper notes and repaid $1.6 billion, in line with its stated maturities during the fiscal three months ended July 2, 2023. As of July 2, 2023, the Company had $754 million of outstanding balances under its Commercial Paper Program, net of a related discount of $2 million.
Interest expense incurred as a result of the Commercial Paper Program for both of the fiscal three and six months ended July 2, 2023 totaled $9 million. The weighted average effective interest rate of the Company’s commercial paper as of July 2, 2023 was 5.2% and the weighted average maturities as of July 2, 2023 were less than 90 days.
Interest Expense, Net
The amount included in Interest expense, net on the Company’s Condensed Consolidated Statements of Operations consists of the following:

	Fiscal Three Months Ended		Fiscal Six Months Ended
(Dollars in Millions)	July 2, 2023	July 3, 2022	July 2, 2023	July 3, 2022
Interest expense	$118	$—	$129	$—
Interest income(1)	(65)	—	(75)	—
Interest expense, net	$53	$—	$54	$—
__________________
(1) Includes interest income of $33 million for both of the fiscal three and six months ended July 2, 2023 recognized in relation to the Facility Agreement.
Scheduled Maturities of Long-Term Debt
The schedule of principal payments required on the Company’s long-term debt for the next five years, including 2023 and thereafter, is as follows:

(Dollars in Millions)
Remainder of 2023	2024	2025	2026	2027	Thereafter
$—	$—	$750	$750	$—	$6,250
Fair Value of Debt
The Company’s debt was recorded at the carrying amount. The estimated fair value of the Company’s Senior Notes was $7.8 billion as of July 2, 2023. Fair value was estimated using market prices, which were corroborated by quoted broker prices and significant other observable inputs and would be considered Level 2 in the fair value hierarchy. The carrying value of the commercial paper notes approximated the fair value as of July 2, 2023 due to the nature and short term duration of the instrument.
Compliance with Covenants
As of July 2, 2023, the Company was in compliance with all financial and non-financial covenants and no default or event of default has occurred.